Exhibit 21

As of 2/22/08

SUBSIDIARIES OF OVERSEAS SHIPHOLDING GROUP, INC.

The following table lists all subsidiaries of OSG and all companies in which the registrant directly or indirectly owns a 49% interest, except for certain companies and subsidiaries which, if considered in the aggregate as a single entity, would not constitute a significant entity. All of the entities named below are corporations, unless otherwise noted.

Company	Where Incorporated, Organized or Domiciled
Action Tanker Corporation	Marshall Islands
Africa Tanker Corporation	Marshall Islands
Alcesmar Limited	Marshall Islands
Alcmar Limited	Marshall Islands
Allenmar Limited	Marshall Islands
Almar Limited	Marshall Islands
Alpha Aframax Corporation	Marshall Islands
Alpha Suezmax Corporation	Marshall Islands
Alpha Tanker Corporation	Marshall Islands
Amalia Product Corporation	Marshall Islands
Ambermar Limited	Marshall Islands
Ambermar Tanker Corporation	Delaware
Ambrit Holdings, Inc.	Delaware
American Shipholding Group, Inc.	New York
Amity Products Carriers, Inc.	Delaware
Andromar Limited	Marshall Islands
Ania Tanker Corporation	Marshall Islands
Antigmar Limited	Marshall Islands
Antilles Bulk Holdings N.V.	Netherlands Antilles
Aqua Tanker Corporation	Marshall Islands
Aquamar Shipping Limited	Marshall Islands
Aquarius Tanker Corporation	Marshall Islands
Ariadmar Limited	Marshall Islands
Ariel Shipping Corporation	Marshall Islands
Aspro Tanker Corporation	Marshall Islands
Atalmar Limited	Marshall Islands

Company	Where Incorporated, Organized or Domiciled
Aurora Shipping Corporation	Marshall Islands
Avila Tanker Corporation	Marshall Islands
Batangas Tanker Corporation	Marshall Islands
Beryl Tanker Corporation	Marshall Islands
Beta Aframax Corporation	Marshall Islands
Beta Tanker Corporation	Marshall Islands
Bravery Tanker Corporation	Marshall Islands
Brooklyn Product Tanker Corporation	Marshall Islands
Cabo Hellas Limited	Marshall Islands
Cabo Sounion Limited	Marshall Islands
Camar Limited	Marshall Islands
Cambridge Tankers, Inc.	New York
Capemar Limited	Marshall Islands
Caribbean Tanker Corporation	Marshall Islands
Carina Tanker Corporation	Marshall Islands
Carl Product Corporation	Marshall Islands
Chrismir Cape Corporation	Marshall Islands
Cleliamar Ltd.	Marshall Islands
Cleliamar Product Carrier Corporation	Marshall Islands
Colmar Ltd	Marshall Islands
Concept Tanker Corporation	Marshall Islands
Crown Tanker Corporation	Marshall Islands
Delphina Product Carrier Corporation	Marshall Islands
Delphina Tanker Corporation	Delaware
Delta Aframax Corporation	Marshall Islands
DHT Ania Aframax Corp.	Marshall Islands
DHT Ann VLCC Corp.	Marshall Islands
DHT Cathy Aframax Corp.	Marshall Islands
DHT Chris VLCC Corp.	Marshall Islands
DHT Rebecca Aframax Corp.	Marshall Islands
DHT Regal Unity VLCC Corp.	Marshall Islands
DHT Sophie Aframax Corp.	Marshall Islands
Diane Tanker Corporation	Marshall Islands
Dignity Chartering Corporation	Marshall Islands
Dignity Tanker Corporation	Marshall Islands

Company	Where Incorporated, Organized or Domiciled
Dorado Tanker Corporation	Marshall Islands
Dundee Navigation S.A.	Marshall Islands
East Coast Gaugings Limited	United Kingdom
Edindun Shipping Corporation	Marshall Islands
Eighth Aframax Tanker Corporation	Marshall Islands
Eliane Tanker Corporation	Marshall Islands
Epsilon Aframax Corporation	Marshall Islands
Ermar Limited	Marshall Islands
Fifth Aframax Tanker Corporation	Marshall Islands
First Pacific Corporation	Marshall Islands
First Products Tankers, Inc.	Marshall Islands
First Shipco Inc.	Marshall Islands
First Suezmax Tanker Corporation	Marshall Islands
First Union Tanker Corporation	Marshall Islands
400 Equity Corporation	Delaware
401 Equity Corporation	Delaware
Fourth Aframax Tanker Corporation	Marshall Islands
Fourth Products Tankers, Inc.	Marshall Islands
Fourth Spirit Holding N.V.	Netherlands Antilles
Friendship Marine Inc.	Liberia
Front Emperor Inc.	Marshall Islands
Front President Inc.	Marshall Islands
Front Tobago, Inc.	Liberia
Goldmar Limited	Marshall Islands
GPC Aframax Corporation	Marshall Islands
Hyperion Shipping Corporation	Marshall Islands
Imperial Tankers Corporation	Marshall Islands
International Seaways, Inc.	Marshall Islands
Jacamar Ltd	Marshall Islands
Jademar Limited	Marshall Islands
Jamar Limited	Marshall Islands
Joyce Car Carrier Corporation	Marshall Islands
Juneau Tanker Corporation	New York
Keymar Ltd	Marshall Islands
Kimolos Tanker Corporation	Marshall Islands

Company	Where Incorporated, Organized or Domiciled
Kliomar Ltd	Marshall Islands
Leo Tanker Corporation	Marshall Islands
Leyte Product Tanker Corporation	Marshall Islands
Limar Charter Corporation	Marshall Islands
Limar Limited	Marshall Islands
Lion Tanker Corporation	Marshall Islands
Luxmar Limited	Marshall Islands
Luxmar Tanker LLC	Delaware (1)
Majestic Tankers Corporation	Marshall Islands
Manila Product Tanker Corporation	Marshall Islands
Maremar Limited	Marshall Islands
Maremar Tanker LLC	Delaware (1)
Marilyn Vessel Corporation	Delaware
Marina Tanker Corporation	Marshall Islands
Maritrans General Partner Inc.	Delaware
Maritrans Operating Company L.P.	Delaware (2)
Marship Tankers (Holdings) Ltd.	British Virgin Islands
Martank Shipping (Holdings) Ltd.	British Virgin Islands
Matilde Cape Corporation	Marshall Islands
Meridian Tanker Corporation	Marshall Islands
Mindanao Tanker Corporation	Marshall Islands
Nedimar Charter Corporation	Marshall Islands
Nedimar Limited	Marshall Islands
Neptune Product Carrier Corporation	Marshall Islands
Ninth Aframax Tanker Corporation	Marshall Islands
Northam Carriers Ltd.	Marshall Islands
Northanger Shipping Corporation	Marshall Islands
Northwestern Tanker Corporation	Marshall Islands
Ocean Bulk Ships, Inc.	Delaware
Oceania Tanker Corporation	Marshall Islands
Oleron Tanker S.A.	Panama
Olympia Tanker Corporation	Marshall Islands
OSG 192 LLC	Delaware (1)
OSG 209 LLC	Delaware (1)
OSG 214 LLC	Delaware (1)

Company	Where Incorporated, Organized or Domiciled
OSG 215 Corporation	Delaware
OSG 242 LLC	Delaware (1)
OSG 243 LLC	Delaware (1)
OSG 244 LLC	Delaware (1)
OSG 252 LLC	Delaware (1)
OSG 254 LLC	Delaware (1)
OSG 296 LLC	Delaware (1)
OSG 297 LLC	Delaware (1)
OSG 298 LLC	Delaware (1)
OSG 300 LLC	Delaware (1)
OSG 350 LLC	Delaware (1)
OSG 351 LLC	Delaware (1)
OSG 352 LLC	Delaware (1)
OSG 400 LLC	Delaware (1)
OSG America L.P.	Delaware (2)
OSG America LLC	Delaware (1)
OSG America Operating Company LLC	Delaware (1)
OSG AVTC I, LLC	Delaware (1)
OSG AVTC II, LLC	Delaware (1)
OSG AVTC, LLC	Delaware (1)
OSG Bulk Ships, Inc.	New York
OSG Car Carriers, Inc.	New York
OSG Clean Products International, Inc.	Marshall Islands
OSG CNG Transportation Corporation	Marshall Islands
OSG Columbia LLC	Delaware (1)
OSG Constitution LLC	Delaware (1)
OSG Courageous LLC	Delaware (1)
OSG Discovery LLC	Delaware (1)
OSG Endeavor LLC	Delaware (1)
OSG Endurance LLC	Delaware (1)
OSG Enterprise LLC	Delaware (1)
OSG Financial Corp.	Delaware
OSG Foundation	New York
OSG Freedom LLC	Delaware (1)
OSG Group Purchasing Limited	United Kingdom

Company	Where Incorporated, Organized or Domiciled
OSG Honour LLC	Delaware (1)
OSG Horizon LLC	Delaware (1)
OSG Independence LLC	Delaware (1)
OSG International, Inc.	Marshall Islands
OSG Intrepid LLC	Delaware (1)
OSG Liberty LLC	Delaware (1)
OSG Lightering Acquisition Corporation	Marshall Islands
OSG Lightering LLC	Liberia (3)
OSG Lightering Services Inc.	Liberia
OSG Lightering Solutions LLC	Marshall Islands (4)
OSG Mariner LLC	Delaware (1)
OSG Maritrans Parent LLC	Delaware (1)
OSG Nakilat Corporation	Marshall Islands
OSG Navigator LLC	Delaware (1)
OSG New York, Inc.	Marshall Islands
OSG-NNA Ship Management Services, Inc.	Philippines
OSG Overseas Ship Management (Canada) Inc.	Canada
OSG Product Tankers AVTC, LLC	Delaware (1)
OSG Product Tankers I, LLC	Delaware (1)
OSG Product Tankers II, LLC	Delaware (1)
OSG Product Tankers Martinez I, LLC	Delaware (1)
OSG Product Tankers Martinez II, LLC	Delaware (1)
OSG Product Tankers Martinez, LLC	Delaware (1)
OSG Product Tankers Member (Martinez) LLC	Delaware (1)
OSG Product Tankers Member (Tampa) LLC	Delaware (1)
OSG Product Tankers Member LLC	Delaware (1)
OSG Product Tankers Tampa I, LLC	Delaware (1)
OSG Product Tankers Tampa II, LLC	Delaware (1)
OSG Product Tankers Tampa, LLC	Delaware (1)
OSG Product Tankers, LLC	Delaware (1)
OSG Quest LLC	Delaware (1)
OSG Seafarer LLC	Delaware (1)
OSG Ship Management (GR) Ltd.	Marshall Islands
OSG Ship Management (London) Limited	United Kingdom
OSG Ship Management (UK) Ltd.	United Kingdom

Company	Where Incorporated, Organized or Domiciled
OSG Ship Management Asia Pacific Pte. Ltd.	Singapore
OSG Ship Management, Inc.	Delaware
OSG Shuttle Tankers Chinook , LLC	Delaware (1)
OSG Shuttle Tankers Chinook I, LLC	Delaware (1)
OSG Shuttle Tankers Chinook II, LLC	Delaware (1)
OSG Shuttle Tankers Member (Chinook) LLC	Delaware (1)
OSG Tankers (UK) Ltd	United Kingdom
OSG ULCC Corporation	Delaware
OSG Valour LLC	Delaware (1)
OSG Vision LLC	Delaware (1)
OSG V-Plus S.à r.l.	Luxembourg (5)
OSGAMLP One Percent Interest Corporation	Delaware
OVC Tankers Ltd.	Bahamas
Overseas Allegiance Corporation	Delaware
Overseas Anacortes LLC	Delaware (1)
Overseas Boston LLC	Delaware (1)
Overseas Cascade LLC	Delaware (1)
Overseas Chinook LLC	Delaware (1)
Overseas Diligence LLC	Delaware (1)
Overseas Galena Bay LLC	Delaware (1)
Overseas Houston LLC	Delaware (1)
Overseas Integrity LLC	Delaware (1)
Overseas LNG H1 Corporation	Marshall Islands
Overseas LNG H2 Corporation	Marshall Islands
Overseas LNG S1 Corporation	Marshall Islands
Overseas LNG S2 Corporation	Marshall Islands
Overseas Long Beach LLC	Delaware (1)
Overseas Los Angeles LLC	Delaware (1)
Overseas Martinez LLC	Delaware (1)
Overseas New Orleans LLC	Delaware (1)
Overseas New York LLC	Delaware (1)
Overseas Nikiski LLC	Delaware (1)
Overseas Perseverance Corporation	Delaware
Overseas Philadelphia LLC	Delaware (1)
Overseas Puget Sound LLC	Delaware (1)

Company	Where Incorporated, Organized or Domiciled
Overseas Sea Swift Corporation	Delaware
Overseas Shipping (GR) Ltd	Marshall Islands
Overseas Tampa LLC	Delaware (1)
Overseas Texas City LLC	Delaware (1)
Overseas Tug Corporation	Delaware
Palmar Maritime Ltd.	Marshall Islands
Panamax International Ltd.	Marshall Islands
Panamax International Shipping Company Ltd.	Marshall Islands
Panay Product Tanker Corporation	Marshall Islands
Peak Aframax Tanker Corporation	Marshall Islands
Pearlmar Limited	Marshall Islands
Petromar Limited	Marshall Islands
Pipe Suezmax Corporation	Marshall Islands
Pisces Tanker Corporation	Marshall Islands
Polaris Tanker Corporation	Marshall Islands
Polmar Ltd	Marshall Islands
Polys Product Carrier Corporation	Marshall Islands
Primar Shipping Limited	Marshall Islands
Profit Suezmax Corporation	Marshall Islands
Queens Product Tanker Corporation	Marshall Islands
Regency Tankers Corporation	Marshall Islands
Reginamar Limited	Marshall Islands
Reinemar Limited	Marshall Islands
Reliance Shipping B.V.	Netherlands
Rex Shipholdings Inc.	Liberia
Reymar Limited	Marshall Islands
Rich Tanker Corporation	Marshall Islands
Rimar Chartering Corporation	Marshall Islands
Rimar Limited	Marshall Islands
Rio Grande Bulk Carriers, Inc.	Marshall Islands
Rosalyn Tanker Corporation	Marshall Islands
Rosemar Limited	Marshall Islands
Royal Tankers Corporation	Marshall Islands
Ruby Tanker Corporation	Marshall Islands
Rubymar Limited	Marshall Islands

Company	Where Incorporated, Organized or Domiciled
Sakura Transport Corp.	Liberia
Samar Product Tanker Corporation	Marshall Islands
Sapphire Tanker Corporation	Marshall Islands
Sargasso Tanker Corporation	Marshall Islands
Second Products Tankers, Inc.	Marshall Islands
Serifos Tanker Corporation	Marshall Islands
Seventh Aframax Tanker Corporation	Marshall Islands
Ship Paying Corporation No. 1	Delaware
Ship Paying Corporation No. 3	Liberia
Shirley Tanker SRL	Barbados (6)
Sifnos Tanker Corporation	Marshall Islands
Silvermar Limited	Marshall Islands
Sixth Aframax Tanker Corporation	Marshall Islands
Spirit Shipping B.V.	Netherlands
SSL Services Ltd.	Bermuda
Takamar Ltd	Marshall Islands
Talara Chartering Corporation	Marshall Islands
Talara Product Corporation	Marshall Islands
Tanker Management Ltd.	United Kingdom
Tenth Aframax Tanker Corporation	Marshall Islands
Third Aframax Tanker Corporation	Marshall Islands
Third Products Tankers, Inc.	Marshall Islands
Third United Shipping Corporation	Marshall Islands
1320 Tanker Corporation	Marshall Islands
1321 Tanker Corporation	Marshall Islands
1372 Tanker Corporation	Marshall Islands
1395 Tanker Corporation	Marshall Islands
398 Equity Corporation	Delaware
399 Equity Corporation	Delaware
Timor Navigation Ltd.	Marshall Islands
Tokyo Transport Corp.	Marshall Islands
Trader Shipping Corporation	Marshall Islands
Transbulk Carriers, Inc.	Delaware
Troy Chartering Corporation	Marshall Islands
Troy Product Corporation	Marshall Islands

Company	Where Incorporated, Organized or Domiciled
Tubarao Bulk Carriers, Inc.	Marshall Islands
U.S. Shipholding Group, Inc.	New York
Uranus Product Carrier Corporation	Marshall Islands
Urban Tanker Corporation	Marshall Islands
Vega Product Carrier Corporation	Marshall Islands
Vega Tanker Corporation	Delaware
Venus Tanker Corporation	Marshall Islands
View Tanker Corporation	Marshall Islands
Vivian Tankships Corporation	New York
V-Plus BVBA	Belgium (7)
Western Ship Agencies Limited	United Kingdom
Wind Aframax Tanker Corporation	Marshall Islands

(1)  This entity is a Delaware limited liability company.

(2)  This entity is a Delaware limited partnership.

(3)  This entity is a Liberian limited liability company.

(4)  This entity is a Marshall Islands limited liability company.

(5)  This entity is a Luxemburg society with restricted liability.

(6)  This entity is a Barbados society with restricted liability.

(7)  This entity is a Belgium limited liability company.